CMG SHORT TERM BOND FUND
                                  (the "Fund")

              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2004


The first paragraph and three bullet points following the heading PRINCIPAL INVESTMENT STRATEGIES in the section entitled CMG SHORT TERM BOND FUND are revised in their entirety as follows:

The Fund intends to invest in a broad range of high quality, short-term fixed income securities. The Fund's average portfolio duration will not exceed three years and the dollar weighted average maturity will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in:

     o Obligations of the U.S. Government, its agencies or instrumentalities
     o Corporate debt securities rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's
     o Unrated fixed income securities judged to be of comparable quality to the securities listed above


SUP-47/91375-1005                                              October 21, 2005

                            CMG ULTRA SHORT TERM BOND FUND
                                       (the "Fund")

                   SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2004


The first paragraph following the heading PRINCIPAL INVESTMENT STRATEGIES in the section entitled CMG ULTRA SHORT TERM BOND FUND is revised in its entirety as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund's duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1.0 year or less. Under normal market conditions, the Fund's dollar-weighted average maturity is expected to be 2 years or less.


SUP-47/91376-1005                                              October 21, 2005

                                  CMG HIGH YIELD FUND
                                     (the "Fund")

                   SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2004


1. The paragraph immediately following the heading PERFORMANCE HISTORY in the section entitled CMG
         HIGH YIELD FUND is revised in its entirety as follows:

The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time
(before and after taxes) to that of the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index. The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. Beginning in 2005, the Fund adopted an additional benchmark ,the JPMorgan Chase Developed BB High Yield Index. The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Previously, the Fund's returns were compared to the Merrill Lynch U.S. High Yield, Cash Pay Index, an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The advisor believes that the JPMorgan Chase Developed BB High Yield Index, because of its greater emphasis on the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market, more accurately reflects the type of securities in which the Fund invests than does the Merrill Lynch U.S. High Yield, Cash Pay Index. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index, as well as the Fund's previous benchmark, the Merrill Lynch US High Yield, Cash Pay Index. Unlike the Fund, indexes are not investments, do not incur fees, expenses or taxes and are not professionally managed. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future.


2. The chart entitled Average Annual Total Returns As Of 12/31/03 in the section entitled CMG HIGH YIELD FUND: PERFORMANCE HISTORY is replaced with the following:

Average Annual Total Returns as of 12/31/04

                                                                  1 Year        5 years     10 Years
______________________________________________________________________________
CMG High Yield Fund
        Return Before Taxes                                       8.05%         7.24%        8.68%
        Return After Taxes on Distributions                       5.48%         4.10%        5.13%
        Return After Taxes on Distributions and Sale of
        Fund Shares                                               5.16%         4.21%        5.19%
------------------------------------------------------------------------------------------------------------
Merrill Lynch Intermediate BB Index(1)                            8.33%         6.73%        8.02%
------------------------------------------------------------------------------------------------------------
JPMorgan Chase Developed BB High Yield Index(2)                   8.91%         9.59%        9.82%*
------------------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield, Cash Pay Index(3)                  10.76%        7.32%        8.46%
------------------------------------------------------------------------------------------------------------

*Performance information is from January 31, 1995.

(1) The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.
(2) The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.
(3) The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.


SUP-47/91271-1005                                              October 21, 2005